UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22507

Leeward Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                          (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Annual Report 2015

For the period from December 17, 2014 (Date of Initial Public Investment)
through November 30, 2015

Oakhurst Defined Risk Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Oakhurst Defined Risk Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Oakhurst Defined Risk Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Oakhurst Defined Risk Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Oakhurst Defined Risk Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: risks related to investing in other investment companies, alternative strategies risk, hedge fund risk, model risk, valuation risk, common stocks, preferred stock risk, derivative risk, swap agreement risk, convertible securities risk, futures and options risk, fixed income risk, interest rate risk, general market risk, sector risk, large-cap securities risk, small-cap and mid-cap securities risk, micro-cap securities risk, high yield or "junk" bond risk, illiquidity risk, foreign securities and emerging markets risk, short sales risk, leverage risk, investment sub-advisor risk, and new fund risk.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about January 29, 2016.

For More Information on Your Oakhurst Defined Risk Fund:

See Our Web site at ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

LIDO Advisors, LLC.
Registered Investment Advisor

Shareholders of the Oakhurst Defined Risk Fund,
The Oakhurst Defined Risk Fund ended its first fiscal period on November 30, 2015 with a return of -0.50% for our Institutional Class Shares and our Advisor Class Shares were down -0.70% for the same timeframe. The S&P 500(TR) was up +3.45% over the same time frame. The HFRI Fund of Funds index returned +0.24% over the same timeframe.
We believe that the Fund has ended 2015 well positioned to protect capital in what we believe will be a foggy and unclear market environment in 2016. Our Institutional Class Shares ended the 2015 calendar year at -1.89%, our Advisor Class Shares ended the 2015 calendar year at -2.09%. The HFRI Fund of Funds index ended the year +0.68%, and the S&P 500(TR) finished +1.35%.
Major Themes for 2015
The FANGS
The S&P 500 (TR) finished up 1.38%, but we believe that doesn't tell the whole story. Last year, the so called FANGs of the market, Facebook, Amazon, Netflix and Google returned +34.15%, +117.78%, +134.38% and +46.61% respectively1. A $25,000 investment in each of these stocks at the beginning of the year would have resulted in a combined total portfolio value of $181,730 or a return of +81.73% at year end. Conversely, an investment in the S&P 500 Equal weighted index would have resulted in a total return of -2.20% for 2015. It is also important to keep in mind that none of these "FANG"s paid a dividend, all came into the year at higher valuations, and in fact some of these were not even profitable companies for the better part of the year. This may seem impressive but to us it is of great concern. If stock market history teaches one thing, it is that euphoria never lasts, the economics must eventually be acknowledged, and in the long run profits and cash flow are what works.
Process vs. Performance – what has worked vs what should work:
Manager selection is an art and not a science. Information is sparse and often outdated, there is no lack of supply, and as we all know, past performance is no guarantee of future results. But aside from the obvious quantitative issues common in the manager selection process, there is no lack of qualitative issues and dilemmas as well.
Take for example a manager who has enjoyed great success for many years. This manager has on more than one occasion positioned himself perfectly to take advantage of major opportunities in otherwise uncomfortable markets. This manager and his team are clearly talented, well trained and always present their investment theses with great economic logic, and high conviction. The team has the track record to prove they know how to add value, and they provide case studies illustrating their winning process and leave little doubt in their ability to manage money.
__________________________________
1Thomson Reuters

9100 WILSHIRE BOULEVARD, SUITE 350W, BEVERLY HILLS,  CALIFORNIA  90212
TEL 310.278.8232        FAX  310.278.8267        www.lidoadvisors.com

Securities offered through Investment Security Corporation, Member FINRA/SIPC
Lido Advisors, Inc . and Investment Security Corporation are separate, unaffiliated entities

LIDO Advisors, LLC.
Registered Investment Advisor

Word travels fast in the world of investments. Managers of such high caliber do not remain a secret. Over time the fund's AUM increases rapidly as a result of their success. The manager continues to perform very well but the relative outperformance begins to decline incrementally over time. In time the manager and his team no longer look like rock stars, they now appear to be just like any other fund manager out there – Average. What has happened? Has there been some sort of change? Has the manager lost his touch? Was he just lucky? Or maybe the fund is just too big for its own good, and can no longer take advantage of the opportunities a smaller fund can take advantage of. The dilemma now facing the fund analyst is clear, to liquidate all or part of a position in a fund managed by a talented team who has started to underperform because it is too large, or maintain a position in a fund with diminishing opportunities because of historic performance and talent.
While this is presented as a hypothetical situation, it is a matter often discussed among our management team when evaluating funds. In the case above, it is clear to us that the process is healthy, and there is no doubt that it should work, the long term track record shows that it has worked, but the size of the fund and the limited opportunities available to a fund of this size indicate that it may not work in the future.
You can't fool all the people all the time:
The term "algorithmic trading" has become commonplace in our industry. The idea that computers can help mitigate and even eliminate the emotional influences and human errors in judgement from investing clearly has gained ground. Often times these strategies make hundreds of trades without managers even knowing what is going in or coming out of their portfolio.  Why? Because it simply doesn't matter, all that matters are the factors established in the model, and what they say about expected performance of a security. Many of these funds are run by PH.Ds and brilliant statisticians that apply quantitative methods to markets that assume history will repeat itself. I personally always found it strange that these funds also remind us that past performance is no guarantee of future results. Logically if the models being used by these "black box funds" are looking for historical patterns, and asset sensitivity to certain factors, are they not in essence using past performance to predict future results?
The problem with black box algorithmic trading firms is that like all purely quantitative models, they work, until they don't. Statistics is an imperfect science, it is the reason we can never reach 100% confidence in our projections. It is also amplifies the fallacy of an equity analyst trying make long term projections and estimate future earnings for companies, or bond portfolio managers attempting to map out future interest rate paths. These processes work some of the time but nothing works all the time.

9100 WILSHIRE BOULEVARD, SUITE 350W, BEVERLY HILLS,  CALIFORNIA  90212
TEL 310.278.8232        FAX  310.278.8267        www.lidoadvisors.com

Securities offered through Investment Security Corporation, Member FINRA/SIPC
Lido Advisors, Inc . and Investment Security Corporation are separate, unaffiliated entities

LIDO Advisors, LLC.
Registered Investment Advisor

Concentration vs. Diversification
The broader world of finance has accepted diversification as a pillar of investing. There is, however, a minority of very successful investors that simply don't see things that way.2 These investors which are broadly known as value investors simply don't have the same definition of risk as the rest of the financial world. Volatility is not something to be concerned about in their mind, market prices to these investors are not necessarily the best estimate of what an investment is worth to them. Many believe that excess returns should be expected and that limiting your portfolio to a few very extensively researched and undervalued ideas is the best way to deliver these returns. To some of these investors diversification is a proper risk management tool only for those who do less extensive research. While we don't necessarily agree, it is difficult to deny the success of many of the more well-known value investors who manage relatively concentrated portfolios of stock.
In our quest for discovering the best managers to invest with, we come across all sorts of managers. Given the nature of our fund and its predefined mandate, it is also common for us to come across managers that attempt to create value using both methods. Take for example a manager that selects single stocks using deep value oriented research, and hedges these bets by shorting broad market or industry Exchange-Traded Funds ("ETFs"). In theory this is a wonderful idea, all that has to happen is that the single positions which the manager is intimately familiar with, must outperform their industry index for the return to be positive. There is however a caveat. One of the most important rules of value investing is that leverage is a bad thing. Assets should be bought with cash, and cash alone to avoid amplification of possible losses. Long Short positions are inherently leveraged in that one pays for at least part of the other. Assuming the long moves up and the short moves down all is well, but when the short moves up and the long moves down investors using this type of strategy are can get into serious trouble.
Select Holdings:
FPA Crescent Fund:
FPA Crescent comprised about 14.33% of our portfolio at year end. This deep core contrarian value fund has had a difficult time recently given the fact that this is a true value investor's fund. Last year the Fund finished down -2.06%, and given the Fund's high cash position, this was truly an off year. The Crescent Fund's tendency to look for value in places that are out of favor require two things from investors, faith and patience.  We believe the management team truly has an almost uncanny ability to recognize hidden sources of value in securities that have been shunned by the rest of the investment world. This ability does however come at a price. We believe these securities have a tendency to get worse before they get better. We believe that FPA Crescent will eventually return to top form given the opportunities that market environments such as this one create for the fund.

_______________________________
2(Greenewald, 2001)

9100 WILSHIRE BOULEVARD, SUITE 350W, BEVERLY HILLS,  CALIFORNIA  90212
TEL 310.278.8232        FAX  310.278.8267        www.lidoadvisors.com

Securities offered through Investment Security Corporation, Member FINRA/SIPC
Lido Advisors, Inc . and Investment Security Corporation are separate, unaffiliated entities

LIDO Advisors, LLC.
Registered Investment Advisor

Burnham Financial Long Short Fund:
Burnham Financial Long Short comprised about 7.32% of our portfolio. This Fund specializes in financial stocks alone. The Fund had what amounted to be a truly exceptional year outperforming S&P 500 financials by about 18.5%. The Fund ended up about 15.1% last year. Our decision to invest in the Burnham Financial Long Short fund was driven by two factors; expertise, and opportunity. We believe the fund manager is truly a leader in his sector. He has demonstrated a deep understanding of an industry that is plagued with opacity and complexity. This we believe creates opportunity for investors to earn excess returns in the long run. The risk associated with the Burnham fund is also what creates its opportunity in that it is a concentrated investment in one sector of the economy. We expect that the Burnham Long Short fund will continue to perform well in the near future as interest rates rise making banks more profitable, and the industry further expands M&A activity.
Conclusion
There is no doubt we are in uncharted territory, we have never been in this kind of market environment, and given the fact that we see great uncertainty in the near future we believe that a defensive position that utilizes a vast multitude of tools and ideas available in the financial world to deal with possible risks ahead is an ideal position. Put simply, we believe that now is the time to be prudent and opportunistic.
Sincerely,

9100 WILSHIRE BOULEVARD, SUITE 350W, BEVERLY HILLS,  CALIFORNIA  90212
TEL 310.278.8232        FAX  310.278.8267        www.lidoadvisors.com

Securities offered through Investment Security Corporation, Member FINRA/SIPC
Lido Advisors, Inc . and Investment Security Corporation are separate, unaffiliated entities

Oakhurst Defined Risk Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from December 17, 2014 (Date of Initial Public Investment) through November 30, 2015

Comparison of the Change in Value of a $10,000 Investment
The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the HFRI Hedge Fund of Funds Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
			Gross
As of	Since	Inception	Expense
November 30, 2015	Inception	Date	Ratio*
Institutional Class Shares	-0.50%	12/17/14	2.22%
HFRI Hedge Fund of Funds Index	0.24%	N/A	N/A
* The gross expense ratio shown is from the Fund's prospectus dated March 8, 2015.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Oakhurst Defined Risk Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from December 17, 2014 (Date of Initial Public Investment) through November 30, 2015

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment ($9,425 after maximum sales load of 5.75%) and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the HFRI Hedge Fund of Funds Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
			Gross
As of	Since	Inception	Expense
November 30, 2015	Inception	Date	Ratio*
Advisor Class Shares - No Sales Load	-0.70%	12/17/14	2.47%
Advisor Class Shares - 5.75% Maximum Sales Load	-6.41%	12/17/14	2.68%
HFRI Hedge Fund of Funds Index	0.24%	N/A	N/A
* The gross expense ratio shown is from the Fund's prospectus dated March 8, 2015.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Oakhurst Defined Risk Fund

Schedule of Investments

As of November 30, 2015
	Shares	Value (Note 1)

EXCHANGE-TRADED PRODUCTS - 21.37%
Consumer Discretionary Select Sector SPDR Fund	6,855	$553,747
Consumer Staples Select Sector SPDR Fund	10,669	527,262
Health Care Select Sector SPDR Fund	7,242	514,979
ProShares Large Cap Core Plus	38,670	1,949,741
* Reality Shares DIVS ETF	38,000	907,060
SPDR S&P 500 ETF Trust	6,380	1,331,442
Technology Select Sector SPDR Fund	12,557	552,006

Total Exchange-Traded Products (Cost $6,227,678)		6,336,237

OPEN-END FUNDS - 64.84%
* ACM Dynamic Opportunity Fund	38,363	631,074
Burnham Financial Long/Short Fund	130,130	2,311,113
* Dreyfus Dynamic Total Return Fund	108,536	1,749,603
FPA Crescent Fund	132,927	4,458,381
Gateway Fund	89,339	2,664,079
JPMorgan Hedged Equity Fund	178,400	2,849,051
JPMorgan Opportunistic Equity Long/Short Fund	84,156	1,444,951
Leuthold Core Investment Fund	101,866	1,807,099
TFS Market Neutral Fund	85,208	1,307,950

Total Open-End Funds (Cost $19,050,387)		19,223,301

LIMITED LIABILITY COMPANIES - 8.44%
Anchor Fund, LLC (a) - Class A	4,077	1,250,000
Rama Fund, LLC (a)	750	750,000
Westridge Lending Fund, LLC (a)	500,000	500,000

Total Limited Liability Companies (Cost $2,500,000)		2,500,000

SHORT-TERM INVESTMENT - 1.10%
§ Fidelity Insitutional Money Market Fund, 0.12%	325,803	325,803

Total Short-Term Investment (Cost $325,803)		325,803

Total Value of Investments (Cost $28,103,868) - 95.75%		$28,385,341

Other Assets Less Liabilities - 4.25%		1,259,700

Net Assets - 100.00%		$29,645,041

		(Continued)

Oakhurst Defined Risk Fund

Schedule of Investments - Continued

As of November 30, 2015

* Non-income producing investment
§ Represents 7 day effective yield

(a)
Restricted Securities.  Securities for which market quotations are not readily available.  The aggregate value of such securities is 8.44% of net assets, and the fair value has been determined under procedures approved by the Fund's Board of Trustees.  (See note 8)

	Summary of Investments by Sector
	% of Net	Fair
Sector	Assets	Value
Exchange-Traded Products	21.37%	$6,336,237
Open-End Funds	64.84%	19,223,301
Limited Liability Companies	8.44%	2,500,000
Short-Term Investment	1.10%	325,803
Other Assets Less Liabilities	4.25%	1,259,700
Total	100.00%	$29,645,041

See Notes to Financial Statements

Oakhurst Defined Risk Fund

Statement of Assets and Liabilities

As of November 30, 2015

Assets:
Investments, at value (cost $28,103,868)	$28,385,341
Committed Capital (b)	1,250,000
Receivables:
Dividends and interest	11,544
Due from advisor	15,462
Prepaid expenses:
Security pricing fees	6,287
Fund accounting fees	2,702

Total Assets	29,671,336

Liabilities:
Payables:
Fund shares repurchased	8,280
Accrued expenses:
Professional fees	14,000
Shareholder fulfillment expenses	1,000
Custody fees	872
Trustee fees and meeting expenses	833
Administration fees	479
Other operating expenses	400
Distribution expenses	350
Distribution and service fees - Advisor Class Shares	81

Total Liabilities	26,295

Net Assets	$29,645,041

Net Assets Consist of:
Paid in Capital	$29,996,053
Undistributed Net Investment Loss	(85,159)
Undistributed Net Realized Loss on Investments	(547,326)
Net Unrealized Appreciation on Investments	281,473

Net Assets	$29,645,041

Institutional Class Shares of beneficial interest outstanding, $0.001 par value
(unlimited authorized shares)	2,935,289
Net Assets	$29,216,921
Net Asset Value, Offering Price and Redemption Price Per Share	$9.95

Advisor Class Shares of beneficial interest outstanding, $0.001 par value (unlimited authorized shares)	43,105
Net Assets	$428,120
Net Asset Value and Redemption Price Per Share	$9.93
Offering Price Per Share ($9.93 ÷ 94.25%) (a)	$10.54

(a) The Fund imposes a maximum sales load of 5.75% on purchases as a percentage of the offering price of Advisor Class Shares.
(b) Invested Capital in the Hershiser Income Fund II, LP (see note 10).

See Notes to Financial Statements

Oakhurst Defined Risk Fund

Statement of Operations

For the period from December 17, 2014 (Date of Initial Public Investment) through November 30, 2015

Investment Income:
Dividends	$244,516
Interest	3,837

Total Investment Income	248,353

Expenses:
Investment advisory fees (note 2)	223,654
Professional fees	106,667
Fund accounting fees (note 2)	33,729
Registration and filing expenses	32,798
Transfer agent fees (note 2)	25,766
Administration fees (note 2)	24,887
Compliance fees (note 2)	19,473
Trustee fees and meeting expenses (note 2)	7,958
Custody fees	7,781
Distribution expenses (note 2)	7,031
Shareholder fulfillment expenses	3,639
Other operating expenses	3,463
Security pricing fees	1,801
Insurance fees	1,587
Distribution and service fees - Advisor Class Shares (note 3)	746

Total Expenses	500,980

Advisory fees waived/reimbursed (note 2)	(163,260)

Net Expenses	337,720

Net Investment Loss	(89,367)

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(636,276)
Long-term capital gain distributions from underlying funds	88,950
Net change in unrealized appreciation on investments	281,473

Net Realized and Unrealized Loss on Investments	(265,853)

Net Decrease in Net Assets Resulting from Operations	$(355,220)

See Notes to Financial Statements

Oakhurst Defined Risk Fund

Statement of Changes in Net Assets

For the period from December 17, 2014 (Date of Initial Public Investment) through November 30, 2015

Operations:
Net investment loss	$(89,367)
Net realized loss on investments	(636,276)
Long-term capital gain distributions from underlying funds	88,950
Net change in unrealized appreciation on investments	281,473
Net Decrease in Net Assets Resulting from Operations	(355,220)

Beneficial Interest Transactions:
Institutional Class Shares
Shares sold	30,372,660
Shares repurchased	(806,294)

Advisor Class Shares
Shares sold	467,925
Shares repurchased	(34,030)

Increase in Beneficial Interest Transactions	30,000,261

Net Increase in Net Assets	29,645,041
Net Assets:
Beginning of Period	-
End of Period	$29,645,041

Accumulated Net Investment Loss	$(85,159)

Share Information:
Institutional Class Shares
Shares sold	3,017,416
Shares repurchased	(82,127)
Net Increase in Shares of Beneficial Interest	2,935,289

Advisor Class Shares
Shares sold	46,523
Shares repurchased	(3,418)
Net Increase in Shares of Beneficial Interest	43,105

See Notes to Financial Statements

Oakhurst Defined Risk Fund

Financial Highlights - Institutional Class Shares

For a share outstanding from December 17, 2014
(Date of Initial Public Investment) through November 30, 2015

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.03)
Net realized and unrealized loss on investments (e)	(0.02)

Total from Investment Operations	(0.05)

Net Asset Value, End of Period	$9.95

Total Return (c)	(0.50)%	(b)

Net Assets, End of Period (in millions)	$29,217

Ratios of:
Gross Expenses to Average Net Assets (d)(e)	2.22%	(a)
Net Expenses to Average Net Assets (d)(e)	1.50%	(a)
Net Investment Loss to Average Net Assets (e)(f)	(0.40)%	(a)

Portfolio turnover rate	62.19%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	Does not include underlying expenses of investment companies or private investments in which the Fund invests.
(f)	Recognition of income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies or private investments in which the Fund invests.

See Notes to Financial Statements

Oakhurst Defined Risk Fund

Financial Highlights - Advisor Class Shares

For a share outstanding from December 17, 2014
(Date of Initial Public Investment) through November 30, 2015

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.02)
Net realized and unrealized loss on investments (e)	(0.05)

Total from Investment Operations	(0.07)

Net Asset Value, End of Period	$9.93

Total Return (c)	(0.70)%	(b)

Net Assets, End of Period (in thousands)	$428

Ratios of:
Gross Expenses to Average Net Assets (d)(e)	2.68%	(a)
Net Expenses to Average Net Assets (d)(e)	1.75%	(a)
Net Investment Loss to Average Net Assets (e)(f)	(0.34)%	(a)

Portfolio turnover rate	62.19%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e) Does not include underlying expenses of investment companies or private investments in which the Fund invests.
(f)	Recognition of income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies or private investments in which the Fund invests.

See Notes to Financial Statements

Oakhurst Defined Risk Fund

Notes to Financial Statements

 1.      Organization and Significant Accounting Policies

The Oakhurst Defined Risk Fund (the "Fund") is a series of the Leeward Investment Trust (the "Trust"). The Trust, originally the Hanna Investment Trust, was organized as a Delaware statutory trust on July 30, 2010.  The Hanna Investment Trust was subsequently named the Vertical Capital Investors Trust on February 7, 2014.   The current name of the Trust, known as the Leeward Investment Trust, was effective on July 1, 2015.  The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Fund is a separate diversified series of the Trust and commenced operations on December 17, 2014. The investment objective of the Fund is to seek capital appreciation while seeking to limit short-term risk.  The Fund seeks to achieve its investment objective by utilizing an alternatives investment strategy using its self-developed hedged-hybrid model, by which it invests in a variety of hedging strategies.  The Fund utilizes a "fund of funds" methodology to allocate its assets among one or more investment companies, principally unaffiliated open-end investment companies.
The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Advisor Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Advisor Class Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. A maximum sales load of 5.75% is imposed on purchases, as a percentage of the offering price, on the Advisor Class Shares.  All classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees ("Trustees") determines that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees, who consist of the Independent Trustees, the Chairman, and the Chief Executive Officer of the Advisor.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund may invest in portfolios of open-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended funds are valued at their respective net asset values as reported by such investment companies.

Valuation of Securities For Which Independent Pricing Sources Are Not Available
The Fund may hold certain interests in private placement securities, such as limited liability companies and limited partnerships, and will not have readily available market quotations or will not be priced by an independent pricing source or pricing model.  Such securities will be valued by the Advisor and Sub-Advisor, OBP Capital, LLC (the "Advisor") and Lido Advisors, LLC (the "Sub-Advisor"), respectively, according to the fair value process set forth in the Fund's valuation policies and procedures.

(Continued)

Oakhurst Defined Risk Fund

Notes to Financial Statements

The Advisor and Sub-Advisor meet with the Board of Trustees on a monthly basis, or more frequently as needed, to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. The Advisor and Sub-Advisor are responsible for developing the Fund's written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies as well as ensuring that the valuation methodologies for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable.  Valuations determined by the Advisor and Sub-Advisor are required to be supported by market data, third-party pricing sources, industry accepted third-party pricing models, counterparty prices, or other methods the Board of Trustees deem to be appropriate, including the use of internal proprietary pricing models. When determining the reliability of third party pricing information for investments owned by the Fund, the Board of Trustees, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Also, when observable inputs become available, the Board of Trustees conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The fair value methodologies and processes set forth in the Fund's valuation policies and procedures take into account applicable regulatory and accounting guidance, including the fair value measurement standards incorporated in Financial Accounting Standards Board ("FASB") Topic 820, in addition to other factors, as defined below.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A description of the valuation techniques applied to the Fund's major categories of investments measured at fair value on a recurring basis follows.

Limited Liability Companies.  The Fund's investments in limited liability companies consist of investments in first trust deeds.  The transaction price, excluding transaction costs, is typically the Fund's best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values in the investment's principal market under current market conditions. Ongoing reviews by management are based on an assessment of each underlying investment from the inception date through the most recent valuation date.  These assessments typically incorporate assessing that the fair market value of the underlying properties is greater than the amount of the first mortgage on such properties. In certain instances, the partnership, that manages the underlying investments, may use multiple valuation methodologies for a particular investment.  Equity investments in private limited liability companies are generally included in Level 3 of the fair value hierarchy.  Techniques for pricing these Level 3 securities include obtaining broker price opinions (BPO) or appraisals, reviewing valuation information provided by the loan servicer, and examining local market resources and sales trends (published by the National Association of Realtors or others), and then applying the information to the investment to determine if a change in value is warranted.  Adjustments to value, which may be significant, are attributable to inputs such as market conditions, foreclosure and liquidation costs, historical performance of the loan portfolio, and characteristics of the remaining loans, including loan performance.

(Continued)

Oakhurst Defined Risk Fund

Notes to Financial Statements

At November 30, 2015, investments in the Limited Liability Companies within Level 3 have been valued at fair value using unadjusted third party transaction prices as described above by the Advisor and Sub-Advisor.

The following table summarizes the inputs as of November 30, 2015 for the Fund's assets measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Products	$6,336,237	$6,336,237	$-	$-
Open-End Funds	19,223,301	19,223,301	-	-
Limited Liability Companies	2,500,000	-	-	2,500,000
Short-Term Investment	325,803	325,803	-	-
Total	$28,385,341	$25,885,341	$-	$2,500,000
(a)
The Fund had no significant transfers into or out of Levels 1, 2, or 3 during the period from December 17, 2014 (Date of Initial Public Investment) through November 30, 2015.  The Fund held Level 3 securities during the period.  The aggregate value of such securities is 8.44% of net assets, and they have been fair valued under procedures approved by the Fund's Board of Trustees.  It is the Fund's policy to record transfers at the end of the period.

The table below presents a reconciliation of all Level 3 fair value measurements existing at November 30, 2015:
Limited Liability Companies
Opening Balance as of December 17, 2014	$-
Purchases	2,500,000
Principal payments/sales	-
Accrued discounts (premiums)	-
Realized Gains	-
Unrealized Gains	-
Ending Balance as of November 30, 2015	$2,500,000

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums.  Realized gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

(Continued)

Oakhurst Defined Risk Fund

Notes to Financial Statements

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of Trust level expenses.  Fund expenses are allocated based on the average net assets of each share class.  Trust level expenses are allocated equally among each Fund in the Trust.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are determined in accordance with income tax regulations and are recorded on ex-dividend date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Recently Issued Accounting Pronouncement
In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)."  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

2.      Transactions with Affiliates and Service Providers

Advisor
For the period from December 17, 2014 (Date of Initial Public Investment) through June 30, 2015, Vertical Capital Asset Management, LLC ("VCAM") served as the advisor to the Fund.  During this period, Lido Advisors, LLC served as the sub-advisor to the Fund.  The Fund pays a monthly fee to the Advisor calculated at the annual rate of 1.00% of the Fund's average daily net assets.  During the period ended June 30, 2015, $114,517 in advisory fees were incurred by the Fund, and VCAM waived $60,655 of its fees.

Effective July 1, 2015, VCAM tendered its resignation as Advisor to the Fund.  OBP Capital, LLC (the "Advisor") would provide advisory services to the Fund and would serve as an interim investment advisor to the Fund, following approval from the Board of Trustees.  The advisory fee otherwise payable under the Interim Agreement would be held in an interest-bearing escrow account to be paid to the Advisor pending approval by shareholders of the Fund.  The term of the Interim Advisory Agreement is the earlier of 150 days from the date of the Agreement or the date that a new investment advisory agreement is signed.  The Interim Advisory Agreement can be terminated by the Board of Trustees with 10 days' written notice to the Advisor.  Upon expiration of the interim period of 150 days, the Advisor was appointed by the Trustees to continue its services as the Advisor to the Fund.  As a result, a new Investment Advisory Agreement was entered into between the Advisor and the Trust.  This Agreement became effective October 23, 2015 and would continue for an initial two year term and then year to year thereafter provided such continuance is approved at least annually by the Trustees.

For the period from July 1, 2015 through November 30, 2015, $109,137 in advisory fees were incurred by the Fund, and the Advisor waived $85,294 of its fees.

(Continued)

Oakhurst Defined Risk Fund

Notes to Financial Statements

VCAM and OBP Capital, LLC each have entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.50% of the average daily net assets of the Fund for the current fiscal period. The current term of the Expense Limitation Agreement remains in effect until April 30, 2016. While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  For the period from December 17, 2014 (Date of Initial Public Investment) through June 30, 2015, VCAM reimbursed the Fund for $1,849.  For the period from July 1, 2015 through November 30, 2015, the Advisor reimbursed the Fund for $15,462.

Sub-Advisor
Lido Advisors, LLC is responsible for management of the Fund's investment portfolio according to the Fund's investment objective, policies, and restrictions.  The Sub-Advisor is subject to the authority of the Board of Trustees and oversight by the Advisor.  Lido Advisors, LLC would continue to provide services as the Sub-Advisor to the Fund for the interim period.  Upon expiration of the interim period of 150 days, Lido was appointed by the Trustees to continue its services as the Sub-Advisor to the Fund.  As a result, a new Investment Sub-Advisory Agreement was entered into between the Sub-Advisor and the Advisor.  This Agreement became effective October 23, 2015 and would continue for an initial two year term and then year to year thereafter provided such continuance is approved at least annually by the Trustees.

Pursuant to the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive an investment advisory fee equal to an annualized rate of 0.50% of the average daily net assets of the Fund for the period from December 17, 2014 (Date of Initial Public Investment) through June 30, 2015, and 0.80% of the average daily net assets of the Fund for the period from July 1, 2015 through November 30, 2015.  The fee excludes certain operating expenses borne by the Advisor, as agreed to between the Advisor and Sub-Advisor.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Fund and subject to a minimum of $2,000 per month.  The Fund incurred $24,887 of fees by the Administrator for the initial period from December 17, 2014 (Date of Initial Public Investment) through November 30, 2015.  The payable balance to the Administrator as of the period ended November 30, 2015 was $479.

Fund Accounting Services
The Fund engaged The Nottingham Company as its Fund Accounting Service Provider.  Under the terms of the Fund Accounting and Administration Agreement, the Fund Accounting Service Provider calculates the daily net asset value per share and maintains the financial books and records for the Fund.  The Fund incurred $33,729 of fees by The Nottingham Company for the initial period from December 17, 2014 (Date of Initial Public Investment) through November 30, 2015.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.  During the initial period ended November 30, 2015, the Fund incurred $19,473 in compliance fees.

Transfer Agent
The Nottingham Shareholder Services, LLC (the "Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Trust.  During the initial period ended November 30, 2015, the Fund incurred fees in the amount of $25,766 for the Transfer Agent.

(Continued)

Oakhurst Defined Risk Fund

Notes to Financial Statements

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.  The Distributor also receives compensation for additional expenses incurred relating to the National Securities Clearing Corporation ("NSCC") pricing fees and Mutual Fund Quotation Service ("MFQS") filing fees.  The Fund incurred $7,031 of fees by Capital Investment Group, Inc. for the period from December 17, 2014 through November 30, 2015.

Trustees
The Board of Trustees consists of one Independent Trustee who also serves as the Chairman of the Board of Trustees.  For the period from December 17, 2014 (Date of Initial Public Investment) through November 30, 2015, the Fund incurred $7,958 in Trustee fees.

Officers
Certain officers of the Fund are also officers of the Administrator, the Transfer Agent, and the Advisor.  The Executive Vice President of Client Development for the Administrator serves as a managing member of the Advisor.  General Counsel for the Administrator also serves as the Chief Compliance Officer of the Advisor.

3.      Distribution and Service Fees

The Independent Trustee, as defined in the 1940 Act and who has no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Advisor Class Shares.  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets attributable to the Advisor Class Shares, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the initial period ended November 30, 2015, $746 in fees were incurred by the Advisor Class Shares.

4.      Purchases and Sales of Investment Securities

For the initial period ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$ 42,338,687	$ 13,924,346

There were no long-term purchases or sales of U.S Government Obligations during the initial period ended November 30, 2015.

5.      Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of November 30, 2015, William Hawkins Scripps owned 66.62% of the Fund and, as a result, could be deemed to have a controlling interest in the Fund.
(Continued)

Oakhurst Defined Risk Fund

Notes to Financial Statements

6.      Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund's tax positions to be taken on the federal income tax return during the initial period ended November 30, 2015, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

There were no distributions during the initial period ended November 30, 2015.

As a result of permanent book to tax differences, certain amounts have been reclassified for the period ended November 30, 2015.  The following reclassifications were the result of the deferral of Qualified Late Year Losses so as not to forfeit the Fund's Net Operating Losses totaling $85,159 for the period ended November 30, 2015.  These reclassifications have no impact on net assets of the Fund.

For the period ended November 30, 2015, the following reclassifications were made:

Undistributed Net Investment Income	$ 4,208
Paid In Capital	(4,208)

At November 30, 2015, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$28,103,868

Unrealized Appreciation	527,174
Unrealized Depreciation	(245,701)
Net Unrealized Appreciation	281,473

Accumulated Capital Losses	(547,326)
Other Accumulated Earnings (Losses)	(85,159)

Accumulated Deficit	$(351,012)

Capital Loss Carryforwards
Under the Regulated Investment Company Modernization Act of 2010 ("the Modernization Act"), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short‐term and/or long‐term. Short-term capital loss carryforwards totaled $547,326 with no expiration.

7.      Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects the risk of loss to be remote.

(Continued)

Oakhurst Defined Risk Fund

Notes to Financial Statements

8.      Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933.  The Fund may invest in restricted securities that are consistent with the Fund's investment strategy.  Investments in restricted securities are valued at fair value under procedures approved by the Fund's Board of Trustees.

As of November 30, 2015, the Fund was invested in the following restricted securities:

Security	Initial Purchase Date	Shares	Cost	Fair Value	% of Net Assets
Anchor Fund, LLC – Class A	3/20/2015	4,077	$1,250,000	$1,250,000	4.22%
Rama Fund, LLC	3/23/2015	750	$750,000	$750,000	2.53%
Westridge Lending Fund II, LP	6/11/2015	500,000	$500,000	$500,000	1.69%

9.      Liquidity Risk

There is no public market for the private investments and none is expected to develop.  Additionally, there are restrictions on transferability of Membership Interests.

Anchor Fund, LLC – Class A
Class A Members of the Anchor Fund, LLC have no right to withdraw from the Fund or to obtain the return of all or any portion of their investment for at least three months after the date such Interests are purchased (the "Holding Period"). After the Holding Period, Class A Members may withdraw all or part of their capital accounts from the Fund by giving at least 60 days' prior written notice to the Managers (the "Withdrawal Notice") setting forth the amount to be withdrawn (the "Withdrawal Amount"). The Withdrawal Notice will become effective on the 60th day after it is given. Thereafter, the amount requested in the Withdrawal Notice will be paid to the requesting Member (subject to the limitations described below) in four quarterly installments each equal to 25% of the amount being withdrawn, beginning on the last day of the calendar quarter in which the Withdrawal Notice becomes effective.

Rama Fund, LLC
A Member may withdraw as a Member of the LLC and may receive a return of capital provided that the following conditions have been met: (i) the Member has been a Member of the LLC for a period of at least twenty-four (24) months; and (ii) the
Member provides the LLC with a written request for a return of capital at least 90 days prior to such withdrawal. The twenty- four (24) months will be rounded to the nearest quarter going forward. If the LLC does not receive a written request for a return of capital within the first twenty-four (24) months, the withdrawing Member automatically renews for another twenty four (24) month period, and so forth on a rolling twenty four (24) month basis. The LLC will use its best efforts to honor requests for a return of capital subject to, among other things, the LLC's then cash flow, financial condition, and prospective loans. However, redemption requests will not be honored if they are detrimental to the LLC. Notwithstanding the foregoing, the Manager may, in its sole discretion, waive such withdrawal requirements if a Member is experiencing undue hardship.

Westridge Lending Fund II, LP
Members who invest in the LLC may not withdraw their capital until they have been members of the LLC for at least twelve (12) months. Members who have been members of the LLC for a period longer than twelve (12) months may request withdrawal from the LLC in writing as of the end of any calendar quarter-end, and the Member must give the LLC at least ninety (90) days' notice prior to the quarter-end date that the withdrawal request would be effective. The LLC will use its best efforts to return capital subject to, among other things, the LLC's then cash flow, financial condition, and prospective transactions in Loans. The Management Company is not under any circumstances obligated to liquidate any assets, properties, or loans in any efforts to accommodate or facilitate any Member(s)' requests for withdrawal or redemption from the LLC. The maximum aggregate amount of capital that the LLC will return to the Members each quarter is limited to twelve and one half percent (12.5%) of the total outstanding capital of the LLC, calculated as of the respective quarter-end effective withdrawal date.

(Continued)

Oakhurst Defined Risk Fund

Notes to Financial Statements

10.     Capital Commitment

The Fund advanced a contribution for the Hershiser Income Fund II, LP (the "LP") on September 3, 2015.  The funded commitment totaled $1,250,000, and the capital is not deployed for investing as of the period ended November 30, 2015.  Subsequent to November 30, 2015, the LP deployed all capital investments on January 11, 2016. The allocation of capital to purchase the LP will account for 4.22% of the portfolio once invested.  There are currently no unfunded commitments to the LP as of November 30, 2015, and the LP shall not invest more than 15% of the aggregate capital commitments of the LP in any single investment once deployed.

11.     Subsequent Events

In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements. Management has evaluated subsequent events through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Oakhurst Defined Risk Fund and
Board of Trustees of Leeward Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oakhurst Defined Risk Fund (the "Fund"), a series of Leeward Investment Trust, as of November 30, 2015, and the related statement of operations, statement of changes in net assets and the financial highlights for the period December 17, 2014 (date of initial public investment) through November 30, 2015.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and private investment managers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oakhurst Defined Risk Fund as of November 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period December 17, 2014 (date of initial public investment) through November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 29, 2016

Oakhurst Defined Risk Fund

Additional Information (Unaudited)

1.      Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Trust's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Trust voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Trust at the number above and (2) on the SEC's website at sec.gov.

2.      Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.      Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's initial period ended November 30, 2015.

During the initial period, there were no capital gain distributions and no income distributions paid by the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.      Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other Funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other Funds.

(Continued)

Oakhurst Defined Risk Fund

Additional Information (Unaudited)

Institutional Class Shares	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 994.80	$7.49
	$1,000.00	$1,017.56	$7.58
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio multiplied by 183/365 (to reflect the one-half year period).

Advisor Class Shares	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 992.70	$8.76
	$1,000.00	$1,016.28	$8.86
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio multiplied by 183/365 (to reflect the one-half year period).

5.      Special Meeting of Shareholders

At a meeting of the shareholders on November 6, 2015, the Advisor and Sub-Advisor received the necessary shareholder votes for approval of the Investment Advisory Agreement.  A total of 3,003,056.030 shares of the Fund were entitled to vote at the shareholder meeting.  The holders of 2,009,896.650 shares entitled to vote for the Fund were present in person or were represented by proxy at the meeting.   The percentage of shares present totaled 66.93%.  The amount of shares that voted for the approval totaled 2,005,349.650.  The amount of shares that withheld totaled 4,547.000, or 0.15%.  No shareholders abstained from the vote.  1,501,528.015 shares were necessary for quorum, so the Fund received the necessary votes.

6.      Approval of Advisory Agreement

The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement.  At a special meeting of the Fund's Board of Trustees on June 5, 2015, the sole Independent Trustee approved the Investment Advisory Agreement effective from July 1, 2015 and would remain in effect until 150 days from the date of the Agreement or the date that a new investment advisory agreement was approved by the Shareholders of the Fund.

For the period from December 17, 2014 (Date of Initial Public Investment) through June 30, 2015, Vertical Capital Asset Management, LLC ("VCAM") served as the advisor to the Fund.  During this period, Lido Advisors, LLC served as the sub-advisor to the Fund.  During the period ended June 30, 2015, $114,517 in advisory fees were incurred by the Fund, and VCAM waived $60,655 of its fees.

Effective July 1, 2015, VCAM tendered its resignation as Advisor to the Fund.  OBP Capital, LLC (the "Advisor") would provide advisory services to the Fund and would serve as an interim investment advisor to the Fund, following approval from the Board of Trustees.  The advisory fee otherwise payable under the Interim Agreement would be held in an interest-bearing escrow account to be paid to the Advisor pending approval by shareholders of the Fund.  The term of the Interim Advisory Agreement is the earlier of 150 days from the date of the Agreement or the date that a new investment advisory agreement is signed.  The Interim Advisory Agreement can be terminated by the Board of Trustees with 10 days' written notice to the Advisor.  Upon expiration of the interim period of 150 days, the Advisor was appointed by the Trustees to continue its services as the Advisor to the Fund.  As a result, a new Investment Advisory Agreement was entered into between the Advisor and the Trust.  This Agreement became effective October 23, 2015 and would continue for an initial two year term and then year to year thereafter provided such continuance is approved at least annually by the Trustees.

(Continued)

Oakhurst Defined Risk Fund

Additional Information (Unaudited)

Lido Advisors, LLC is responsible for management of the Fund's investment portfolio according to the Fund's investment objective, policies, and restrictions.  The Sub-Advisor is subject to the authority of the Board of Trustees and oversight by the Advisor.  Lido Advisors, LLC would continue to provide services as the Sub-Advisor to the Fund for the interim period.  Upon expiration of the interim period of 150 days, Lido was appointed by the Trustees to continue its services as the Sub-Advisor to the Fund.  As a result, a new Investment Sub-Advisory Agreement was entered into between the Sub-Advisor and the Advisor.  This Agreement became effective October 23, 2015 and would continue for an initial two year term and then year to year thereafter provided such continuance is approved at least annually by the Trustees.

In considering whether to approve the Investment Advisory Agreement, the Trustee reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (iv) the Advisor's practices regarding brokerage and portfolio transactions; and (v) the Advisor's practices regarding possible conflicts of interest.

At the meeting, the Trustee reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from OBP Capital, LLC (the "Advisor") to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor's financial strength and capability, and other pertinent information.  There was discussion on the Advisor's oversight of Lido Advisors, LLC ("Lido" or the "Sub-Advisor"), and the change in the allocation of the advisory fee between the Advisor and Lido from 50%/50% to 80% to Lido and 20% to the Advisor once the final agreements were approved by the Shareholders of the Fund.  The Trustee also reviewed the services to be provided by the Advisor to the Fund, including, without limitation, the anticipated quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the investment objectives, policies, and limitations of the Fund and its efforts to promote the Fund, grow the assets of the Fund, and otherwise assist in the distribution of the Fund's shares.  The Trustee also noted that the Advisor would only remain the Interim Advisor until Lido was approved as the Advisor to the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (i.e., descriptions of the Advisor's business, the Advisor's compliance programs, and the Advisor's registration documents on file with the Securities and Exchange Commission), the Independent Trustee concluded that the nature, extent, and quality of the services provided by the Advisor would be satisfactory and adequate for the Fund.
In considering the investment performance of the Fund and the Advisor, the Trustee noted that the Fund's prior performance was attributable to the Fund's investment sub-advisor.  Thus, the ability of the Trustee to consider the investment performance of the Fund with respect to the Advisor was limited.  Given these circumstances, the Trustee reviewed the performance of the Fund since inception, as Lido, would continue to provide sub-advisory services to the Fund and would provide daily management of the Fund's portfolio, subject to the Advisor's oversight.  It was noted that the Fund's performance since inception similar to and comparable to its peers, outperforming some and underperforming others.  Thus, after considering the Fund's investment performance since inception (with its limited performance history), that Lido would continue providing sub-advisory services to the Fund through an Investment Advisory Agreement with the Advisor, and other factors, the Board concluded the investment performance of the Fund and the Advisor was satisfactory.
In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any indirect benefits derived by the Advisor from the relationship with the Fund, the Trustee first noted that the management fee for the Fund would be 1.00% of the average daily net assets.  In considering the profitability of the Advisor in providing the services contemplated under the Investment Advisory Agreement, the Independent Trustee considered that the Advisor would be responsible for the oversight of Lido in pursuing the Fund's investment strategy by using Lido's self-developed, hedged-hybrid model, by which Lido invests in a variety of hedging strategies.  The Trustee reviewed and discussed the financial stability and profitability of the Advisor.  The Trustee considered that the Advisor had only recently commenced operations; and the Trustee also noted that the owners of the Advisor would provide a letter of financial support to ensure that the Advisor had sufficient capital to provide advisory services to the Fund.  It was noted that the letter of support would state that owners of the Advisor would provide sufficient resources to sustain the Advisor during its early stage of operations, so that it would have the financial means to pay any amounts owed under the Expense Limitation Agreement.  The Trustee then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategy, and its style of investment management, among other factors.  It was noted that the expense ratio under the proposed Investment Advisory Agreement would be lower than of the comparable funds.  The Trustee pointed out that the Fund was much smaller than the industry average and the comparable funds that had been identified.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

(Continued)

Oakhurst Defined Risk Fund

Additional Information (Unaudited)

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors, the Trustee reviewed the Fund's fee arrangements with the Advisor.  The Trustee noted that the Fund had only recently commenced operations; and, consequently, it had limited operational history with which to evaluate the realization of economies of scale. The Trustee noted that the Fund was in its start-up phase and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.  The Trustee noted that the Fund will benefit from economies of scale under the agreement with the Fund's Administrator since it utilized breakpoints.  The Trustee also noted that the Advisor was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement.  The Trustee determined that these arrangements provided potential savings for the benefit of the Fund's investors.  Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.
In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustee reviewed the Advisor's practices regarding brokerage and portfolio transactions; and the Trustee considered the Advisor's standards, and performance in utilizing those standards, for seeking best execution for the Fund's portfolio transactions.  The Trustee also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.
In considering the Advisor's practices regarding possible conflicts of interest, the Trustee evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund, the basis of decisions to buy or sell securities for the Fund, and the substance and administration of the Advisor's code of ethics. The Trustee also considered possible conflicts arising from personnel of the Advisor being associated with the Fund's Administrator. Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.
Based upon all of the foregoing considerations, the Board of Trustees, carried by a vote of the sole Independent Trustee, approved the Investment Advisory Agreement for the Fund.
(Continued)

Oakhurst Defined Risk Fund

Additional Information (Unaudited)

6.      Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27803.  The Independent Trustee received aggregate compensation of $7,958 during the fiscal period November 30, 2015 from the Fund for his services to the Fund and Trust.

Name, Age and Address	Position held with Trust or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	2
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Starboard Investment Trust for its twenty-eight series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

Other Officers
Katherine M. Honey Age: 42	President	Since 06/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Age: 31	Treasurer and Assistant Secretary	Since 06/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Age: 27	Secretary	Since 06/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a
John Canning Age: 45	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Oakhurst Defined Risk Fund
is a series of
Leeward Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	OBP Capital, LLC
116 South Franklin Street	116 South Franklin Street
Post Office Drawer 4365	Rocky Mount, North Carolina 27803
Rocky Mount, North Carolina 27803

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	ncfunds.com

Item 2.      CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no substantive amendments during the period covered by this report.
(c)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(d)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.      AUDIT COMMITTEE FINANCIAL EXPERT.
At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the fiscal year ended November 30, 2015 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBP, LLC ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2015
Oakhurst Defined Risk Fund	$10,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal year ended November 30, 2015 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the fiscal year ended November 30, 2015 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2015
Oakhurst Defined Risk Fund	$2,500

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last fiscal year.

(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last fiscal year at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal year ended November 30, 2015 were $10,500 and $2,500, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.      SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item  7.      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.      PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.     CONTROLS AND PROCEDURES.
(a)	The Principal Executive Officer and Principal Financial Officer has concluded that the registrant's disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.     EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Leeward Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: February 5, 2016	Katherine M. Honey President and Principal Executive Officer Oakhurst Defined Risk Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: February 5, 2016	Katherine M. Honey President and Principal Executive Officer Oakhurst Defined Risk Fund

By: (Signature and Title)	/s/ Ashley E. Harris
Date: February 5, 2016	Ashley E. Harris Treasurer and Principal Financial Officer Oakhurst Defined Risk Fund